UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

Amendment No. 6

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 17, 2011

Commission File No. 0-11178

UTAH MEDICAL PRODUCTS, INC.
(Exact name of Registrant as specified in its charter)

UTAH	87-0342734
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

7043 South 300 West
Midvale, Utah  84047
Address of principal executive offices

Registrant's telephone number:	(801) 566-1200

EXPLANATORY NOTE

On March 23, 2011, Utah Medical Products, Inc., a Utah corporation (“UTMD” or the “Company”), filed with the Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K (“Initial Report”) for the purpose of announcing the acquisition of Femcare Group Limited (“Femcare”) of the United Kingdom. On June 3, 2011, UTMD filed an Amendment to the Initial Report (“Amendment No.1”) for the purpose of filing historical financial statements of Femcare and pro forma financial information required by Item 9.01 of regulations for Form 8-K.  On June 24, 2011, UTMD filed an Amendment to the Initial Report (“Amendment No. 2”) to provide additional information with respect to the Femcare financial statements for the year ended March 31, 2010 previously provided in response to Item 9.01 of Amendment No. 1.  On August 2, 2011, UTMD filed an Amendment to the Initial Report (“Amendment No. 3”) to provide an audited reconciliation of the additional information provided in Amendment No. 2. On September 19, 2011, UTMD filed an Amendment to the Initial Report (“Amendment No. 4”) to provide an audit report that specifically refers to the 2009 audited financial statements, and to provide additional information with respect to the audited financial statements, the interim financial statements, and the pro forma financial statements previously provided in response to Item 9.01 of Amendment No. 3. On October 27, 2011, UTMD filed an Amendment to the Initial Report (“Amendment No. 5”) to provide a revised audit report to the accompanying additional note to reconcile UK GAAP to US GAAP previously provided in response to Item 9.01 of Amendment No. 4.  The purpose of this Amendment No. 6 to the Initial Report is to provide an audit report conducted in accordance with auditing standards generally accepted in the United States to the 2010 and 2009 audited financial statements previously provided in response to Item 9.01 of Amendment No. 5. The information set forth in response to Item 9.01 of this Amendment No. 6 amends and supersedes in its entirety the information set forth in response to Item 9.01 of Amendment No. 5.

Item 9.01 – Financial Statements and Exhibits

(a)	Financial statements of businesses acquired

The following financial statements are included in this Current Report on Form 8-K/A:

i
The audited consolidated financial statements of Femcare as of March 31, 2010 and 2009 and for the two years ended March 31, 2010 and consolidated related notes thereto and reports of independent auditors are included as Exhibits 99.4, 99.5 and 99.6.

ii
Additional note to reconcile UK GAAP to US GAAP for the audited consolidated financial statements of Femcare as of March 31, 2010 and 2009 and for the two years ended March 31, 2010 and consolidated related notes thereto is included as Exhibits 99.7 and 99.8.

iii
The unaudited condensed consolidated financial statements of Femcare as of December 31, 2010 and for the nine months ended December 31, 2010 and 2009 and consolidated notes thereto are included as Exhibit 99.9

(b)	Pro forma financial information

The following unaudited pro forma combined condensed consolidated financial statements are included in Exhibit 99.10 to this Current Report on Form 8-K/A:

i	Unaudited pro forma combined condensed consolidated balance sheet as of December 31, 2010

ii	Unaudited pro forma combined condensed consolidated statement of operations for the year ending December 31, 2010

iii	Notes to the unaudited pro forma combined condensed financial statements

(d)	Exhibits
Exhibit #	SEC Reference #	Title of Document
1	10
Agreement Relating to the sale and purchase of the whole of the issued share capital of Femcare Group Limited dated 18 March 2011 (incorporated by reference from the Company’s report on Form 8-K filed with the Commission on March 23, 2011).

2	10
Credit Agreement dated as of March 17, 2011 among Utah Medical Products, Inc., as Borrower, and JPMorgan Chase Bank, N.A., as Lender (incorporated by reference from the Company’s report on Form 8-K filed with the Commission on March 23, 2011).

3	10
Facility Agreement dated 18 March 2011 for Femcare Group Limited as Borrower with JPMorgan Chase Bank, N.A., London Branch as Lender (incorporated by reference from the Company’s report on Form 8-K filed with the Commission on March 23, 2011).

4	99
Audited consolidated financial statements of Femcare Group Limited (Femcare) as of March 31, 2010 and 2009 and for the two years ended March 31, 2010 and consolidated related notes thereto (incorporated by reference from the Company’s report on Form 8-K/A filed with the Commission on September 19, 2011).

5	99
Independent Auditor’s Report to consolidated financial statements of Femcare Group Limited as of March 31, 2009 and for the year then ended (incorporated by reference from the Company’s report on Form 8-K/A filed with the Commission on September 19, 2011).

6	99	Independent Auditor’s Report to consolidated financial statements of Femcare Group Limited as of 31 March 2010 and 2009 and for the two years ended 31 March 2010.
7	99
Additional note to reconcile UK GAAP to US GAAP for the audited consolidated financial statements of Femcare as of March 31, 2010 and 2009 and for the two years ended March 31, 2010 and consolidated related notes thereto (incorporated by reference from the Company’s report on Form 8-K/A filed with the Commission on October 27, 2011).

8	99
Independent Auditors’ Report on the accompanying additional note to reconcile UK GAAP to US GAAP for the audited consolidated financial statements of Femcare as of March 31, 2010 and 2009 and for the two years ended March 31, 2010 and consolidated related notes thereto (incorporated by reference from the Company’s report on Form 8-K/A filed with the Commission on October 27, 2011).

9	99
Unaudited condensed consolidated financial statements of Femcare as of December 31, 2010 and for the nine months ended December 31, 2010 and 2009 and consolidated notes thereto (incorporated by reference from the Company’s report on Form 8-K/A filed with the Commission on September 19, 2011).

10	99
Unaudited pro forma combined condensed consolidated balance sheet as of December 31, 2010 and unaudited pro forma combined condensed consolidated statement of operations for the year ended December 31, 2010 (incorporated by reference from the Company’s report on Form 8-K/A filed with the Commission on September 19, 2011).

SIGNATURES

Pursuant to the requirements of the Securities Exchanges Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UTAH MEDICAL PRODUCTS, INC.
REGISTRANT

Date: 12/02/2011	By: /s/ Kevin L. Cornwell
Kevin L. Cornwell
CEO